                                                                    EXHIBIT 20.1


                 ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-1

                         MONTHLY SERVICER'S CERTIFICATE


        Accounting Date:                            November 30, 2000
                                             --------------------------
        Determination Date:                         December 13, 2000
                                             --------------------------
        Distribution Date:                          December 15, 2000
                                             --------------------------
        Monthly Period Ending:                      November 30, 2000
                                             --------------------------
        Last Month Distribution                     November 15, 2000
                                             --------------------------

         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 2000, among Associates Automobile Receivables Trust 2000-1 (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement. Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


     I. Collection Account Summary

             Available Funds:
                   Payments Received                                                       $24,517,697.37
                   Liquidation Proceeds (excluding Purchase Amounts)                        $1,661,119.42
                   Current Monthly Advances                                                   $322,829.74
                   Amount of withdrawal, if any, from the Reserve Account                           $0.00
                   Monthly Advance Recoveries (due to servicer)                              ($277,806.30)
                   Purchase Amounts-Warranty and Administrative Receivables                         $0.00
                   Income from investment of funds in Trust Accounts                           $21,228.32
                                                                                          ----------------
             Total Available Funds                                                                             $26,245,068.55
                                                                                                              ================

             Amounts Payable on Distribution Date:
                   1. Trustee and other fees                                                        $0.00
                   2. Servicing Fee                                                           $784,150.62
                   3. Class A Interest Distributable Amount
                   Class A-1 Interest                                                         $543,174.10
                   Class A-2 Interest                                                         $548,166.67
                   Class A-3 Interest                                                       $1,831,083.33
                   4. First Priority Principal Distribution Amount                                  $0.00
                   5. Class M Interest Distributable Amount                                   $404,181.94
                   6. Second Priority Principal Distribution Amount                                 $0.00
                   7. Class B Interest Distributable Amount                                   $557,345.93
                   8. Reserve Account Deposit                                                       $0.00
                   9. Regular Principal Distribution Amount                                $21,576,965.96
                   10. Certificate Distribution Amount                                              $0.00
                                                                                          ----------------
             Total Amounts Payable on Distribution Date                                                        $26,245,068.55
                                                                                                              ================
                   Less:  Servicing Fee                                                      ($784,150.62)
                   Less: Investment Income                                                    ($21,228.32)
                                                                                          ----------------
             NET PAYMENT TO TRUSTEE                                                                            $25,439,689.61
                                                                                                              ================


                                 Page 1 (2000-1)

     II.     Available Funds

             Collected Funds (see IV)
                                             Payments Received                             $24,517,697.37
                                             Liquidation Proceeds (excluding
                                                Purchase Amounts)                            1,661,119.42

             Purchase Amounts                                                                                                $0.00

             Monthly Advances - current Monthly Period (net)                                   $45,023.44

             Income from investment of funds in Trust Accounts                                                          $21,228.32
                                                                                                                   ----------------

             Available Funds                                                                                        $26,245,068.55
                                                                                                                   ================

     III.    Amounts Payable on Distribution Date

             a.        Taxes due and unpaid with respect to the Trust                                                        $0.00
                       (not otherwise paid by AFL or the Servicer)

             b.        Outstanding Monthly Advances (not otherwise reimbursed                                                $0.00
                       to Servicer and to be reimbursed on the Distribution Date)

             c.        Accrued and unpaid fees (not otherwise paid by AFL or the
                         Servicer):
                                          Owner Trustee                                             $0.00
                                          Administrator                                             $0.00
                                          Indenture Trustee                                         $0.00
                                          Lockbox Bank                                              $0.00
                                          Custodian                                                 $0.00
                                                                                          ----------------

             d.        Basic Servicing Fee (not otherwise paid to Servicer)                                            $784,150.62

             e.        Supplemental Servicing Fees (not otherwise paid to Servicer)                                          $0.00

             g.        Payable from Note Interest Distribution Account
                             Class A-1 Interest Distributable Amount                                                   $543,174.10
                             Class A-2 Interest Distributable Amount                                                   $548,166.67
                             Class A-3 Interest Distributable Amount                                                 $1,831,083.33
                             Class M Interest Distributable Amount                                                     $404,181.94
                             Class B Interest Distributable Amount                                                     $557,345.93

             h.        Payable from Note Principal Distribution Account
                             Payable to Class A-1 Noteholders                                                       $21,576,965.96
                             Payable to Class A-2 Noteholders                                                                $0.00
                             Payable to Class A-3 Noteholders                                                                $0.00
                             Payable to Class M Noteholders                                                                  $0.00
                             Payable to Class B Noteholders                                                                  $0.00

     I.      Reserve Account Deposit                                                                                         $0.00
                                                                                                                   ----------------

             Total amounts payable on Distribution Date                                                             $26,245,068.55
                                                                                                                   ================


                                 Page 2 (2000-1)

     IV.     Collected Funds

             Payments Received:
                             Supplemental Servicing Fees                                              $0.00
                             Amount allocable to interest                                    $10,422,477.51
                             Amount allocable to principal                                   $14,095,219.86
                             Amount allocable to Insurance Add-On Amounts                             $0.00
                             Amount allocable to Outstanding Monthly Advances
                               (reimbursed to the Servicer prior to deposit
                               in the Collection Account)                                             $0.00
                                                                                            ----------------

             Total Payments Received                                                                                $24,517,697.37

             Liquidation Proceeds:
                             Gross amount realized with respect to Liquidated Receivables     $1,684,174.56

                             Less: (i) reasonable expenses incurred by Servicer                  $23,055.14
                                in connection with the collection of such Liquidated
                                Receivables and the repossession and disposition
                                of the related Financed Vehicles and (ii) amounts
                                required to be refunded to Obligors on such Liquidated
                                Receivables
                                                                                            ----------------

             Net Liquidation Proceeds                                                                                $1,661,119.42
                                                                                                                   ----------------

             Total Collected Funds                                                                                  $26,178,816.79
                                                                                                                   ================

     V.      Purchase Amounts Deposited in Collection Account

             Purchase Amounts - Warranty Receivables                                                $0.00
             Purchase Amounts - Administrative Receivables                                          $0.00

             Total Purchase Amounts                                                                 $0.00
                                                                                          ================

     VI.     Reimbursement of Outstanding Monthly Advances

             Outstanding Monthly Advances                                                                               549,998.85

             Outstanding Monthly Advances to be reimbursed out of                                                       322,829.74
                Available Funds on the Distribution Date

             Monthly Advances - Recoveries                                                                              277,806.30
                                                                                                                   ----------------

             Outstanding Monthly Advances - immediately following the
               Distribution Date                                                                                        595,022.29
                                                                                                                   ================

     VII. Calculation of Interest and Principal Payments

          A. Calculation of Class A-1 Interest Distributable Amount
                  Class A-1 Interest Rate                                                                                   6.854%
                  Actual Days in Period                                                                                         30
                  Class A-1 Balance                                                                                 $95,099,054.15
                  Class A-1 Interest Carryover Shortfall                                                                     $0.00
                  Class A-1 Interest Distributable Amount                                                              $543,174.10
                                                                                                                   ================

          B. Calculation of Class A-2 Interest Distributable Amount
                  Class A-2 Interest Rate                                                                                    7.15%
                  Days in Period (30/360 convention)                                                                            30
                  Class A-2 Balance                                                                                 $92,000,000.00
                  Class A-2 Interest Carryover Shortfall                                                                     $0.00
                  Class A-2 Interest Distributable Amount                                                              $548,166.67
                                                                                                                   ================


                                 Page 3 (2000-1)

          C. Calculation of Class A-3 Interest Distributable Amount
                  Class A-3 Interest Rate                                                                                    7.30%
                  Days in Period (30/360 convention)                                                                            30
                  Class A-3 Balance                                                                                $301,000,000.00
                  Class A-3 Interest Carryover Shortfall                                                                     $0.00
                  Class A-3 Interest Distributable Amount                                                            $1,831,083.33
                                                                                                                   ================

          D. Calculation of Class M Interest Distributable Amount
                  Class M Interest Rate                                                                                      7.51%
                  Days in Period (30/360 convention)                                                                            30
                  Class M Balance                                                                                   $64,583,000.00
                  Class M Interest Carryover Shortfall                                                                       $0.00
                  Class M Interest Distributable Amount                                                                $404,181.94
                                                                                                                   ================


          E. Calculation of Class B Interest Distributable Amount
                  Class B Interest Rate                                                                                      7.83%
                  Days in Period (30/360 convention)                                                                            30
                  Class B Balance                                                                                   $85,417,000.00
                  Class B Interest Carryover Shortfall                                                                       $0.00
                  Class B Interest Distributable Amount                                                                $557,345.93
                                                                                                                   ================

          F. Calculation of First Priority Principal Distribution Amount
                  Class A Note Balance                                                                             $488,099,054.15
                  Pool Balance at End of Preceding Collection Period                                               $752,784,596.47
                  Outstanding Balance of any Class of A Notes on or after the
                    related Final Maturity Date                                                     $0.00
                  First Priority Principal Distribution Amount                                      $0.00
                                                                                          ================

          G. Calculation of Second Priority Principal Distribution Amount
                  Class A + Class M Note Balance                                                                   $552,682,054.15
                  Pool Balance at End of Preceding Collection Period                                               $752,784,596.47
                  First Priority Principal Distribution Amount                                                               $0.00
                  Outstanding Balance of the Class M Notes on or after the
                     related Final Maturity Date                                                    $0.00
                  Second Priority Principal Distribution Amount                                     $0.00
                                                                                          ================

          H. Regular Principal Distribution Amount
                  Class A-1 Outstanding Principal Balance                                                           $95,099,054.15
                  Aggregate Note Balance                                                                           $638,099,054.15
                  Pool Balance at End of Preceding Collection Period                                               $752,784,596.47
                  Specified Overcollateralization Amount                                                            $89,584,865.31
                  Sum of First and Second Priority Principal Distribution Amounts                                            $0.00
                  Outstanding Balance of the Class B Notes on or after the
                     related Final Maturity Date                                                    $0.00
                  Regular Principal Distribution Amount                                    $95,099,054.15
                                                                                          ================



          I. Interest Distribution Amount
                  Class A-1 Interest Distributable Amount                                                              $543,174.10
                  Class A-2 Interest Distributable Amount                                                              $548,166.67
                  Class A-3 Interest Distributable Amount                                                            $1,831,083.33
                  Class M Interest Distributable Amount                                                                $404,181.94
                  Class B Interest Distributable Amount                                                                $557,345.93
                                                                                                                   ----------------
                  Total Interest Distributable Amount                                                                $3,883,951.96
                                                                                                                   ================


                                 Page 4 (2000-1)

          J. Principal Distribution Amount

                  First Priority Principal Distribution Amount                                                               $0.00
                  Second Priority Principal Distribution Amount                                                              $0.00
                  Regular Principal Distribution Amount                                                             $95,099,054.15
                                                                                                                   ----------------
                  Principal Distribution Amount                                                                     $95,099,054.15
                                                                                                                   ================

     VIII.   Reserve Account Computations
             Reserve Account Balance at Beginning of Period                                                          $4,166,737.92
             Reserve Draw                                                                                                    $0.00
             Specified Reserve Account Balance                                                                       $4,166,737.92
             Required Deposit to Reserve Account                                                                             $0.00

     IX.     Specified Credit Enhancement Amount                                                                    $93,751,603.24

     X.      Specified Overcollateralization Amount                                                                 $89,584,865.31

     XI.     Calculation of Servicing Fees

             Aggregate Principal Balance as of the first day of the
               Monthly Period                                                                                      $752,784,596.47
             Multiplied by Basic Servicing Fee Rate                                                                           1.25%
             Divided by months per year                                                                                         12
                                                                                                                   ----------------

             Basic Servicing Fee                                                                                       $784,150.62
             Supplemental Servicing Fees                                                                                     $0.00
                                                                                                                   ----------------
             Total of Basic Servicing Fees and Supplemental Servicing
               Fees                                                                                                    $784,150.62
                                                                                                                   ================


     XII.    Payment Waterfall

             Amounts Payable on Distribution Date:
                   1. Reimbursement of Monthly Advances                                                                      $0.00
                   2. Trustee and other fees                                                                                 $0.00
                   3. Servicing Fee                                                                                    $784,150.62
                   4. Class A Interest Distributable Amount
                               Class A-1 Interest                                                                      $543,174.10
                               Class A-2 Interest                                                                      $548,166.67
                               Class A-3 Interest                                                                    $1,831,083.33
                   5. First Priority Principal Distribution Amount                                                           $0.00
                   6. Class M Interest Distributable Amount                                                            $404,181.94
                   7. Second Priority Principal Distribution Amount                                                          $0.00
                   8. Class B Interest Distributable Amount                                                            $557,345.93
                   9. Reserve Account Deposit                                                                                $0.00
                   10. Regular Principal Distribution Amount                                                        $21,576,965.96
                   11. Certificate Distribution Amount                                                                       $0.00
                                                                                                                   ----------------
             Total Amounts Payable on Distribution Date                                                             $26,245,068.55
                                                                                                                   ================


                                 Page 5 (2000-1)

     XIII.   Information for Preparation of Statements to Noteholders

             a. Aggregate principal balance of the Notes as of first day of Monthly Period
                               Class A-1 Notes                                                                      $95,099,054.15
                               Class A-2 Notes                                                                      $92,000,000.00
                               Class A-3 Notes                                                                     $301,000,000.00
                               Class M Notes                                                                        $64,583,000.00
                               Class B Notes                                                                        $85,417,000.00

             b. Amount distributed to Noteholders allocable to principal
                               Class A-1 Notes                                                                      $21,576,965.96
                               Class A-2 Notes                                                                               $0.00
                               Class A-3 Notes                                                                               $0.00
                               Class M Notes                                                                                 $0.00
                               Class B Notes                                                                                 $0.00

             c. Aggregate principal balance of the Notes (after giving
                effect to distributions on the Distribution Date)
                               Class A-1 Notes                                                                      $73,522,088.19
                               Class A-2 Notes                                                                      $92,000,000.00
                               Class A-3 Notes                                                                     $301,000,000.00
                               Class M Notes                                                                        $64,583,000.00
                               Class B Notes                                                                        $85,417,000.00

             d. Interest distributed to Noteholders
                               Class A-1 Notes                                                                         $543,174.10
                               Class A-2 Notes                                                                         $548,166.67
                               Class A-3 Notes                                                                       $1,831,083.33
                               Class M Notes                                                                           $404,181.94
                               Class B Notes                                                                           $557,345.93

             e.  1.  Class A-1 Interest Carryover Shortfall, if any (and change in
                     amount from preceding statement)                                                                        $0.00
                 2.  Class A-2 Interest Carryover Shortfall, if any (and change in
                     amount from preeceding statement)                                                                       $0.00
                 3.  Class A-3 Interest Carryover Shortfall, if any (and change in
                     amount from preceding statement)                                                                        $0.00
                 4.  Class M Interest Carryover Shortfall, if any (and change in
                     amount from preceding statement)                                                                        $0.00
                 5.  Class B Interest Carryover Shortfall, if any (and change in
                     amount from preceding statement)                                                                        $0.00



             g. Total of Basic Servicing Fee, Supplemental Servicing Fees and other
                fees, if any, paid by the Trustee on behalf of the Trust                                               $784,150.62

             h. Note Pool Factors (after giving effect to distributions on the
                Distribution Date)
                               Class A-1 Notes                                                                               35.52%
                               Class A-2 Notes                                                                              100.00%
                               Class A-3 Notes                                                                              100.00%
                               Class M Notes                                                                                100.00%
                               Class B Notes                                                                                100.00%

     XIV.    Pool Balance and Aggregate Principal Balance
             Pool Balance at beginning of Monthly Period                                                           $752,784,596.47
             Pool Balance at end of Monthly Period                                                                 $735,291,521.96


                                 Page 6 (2000-1)

          Monthly Period Liquidated Receivables                 Monthly Period Warranty Receivables

                             Loan #              Amount                          Loan #                                 Amount
                             ------              ------                          ------                                 ------
               see attached listing              $0.00             see attached listing                                 $0.00

     XV.     Performance

                  Original Pool Balance                                                          $833,347,584.32
                  Current Pool Balance                                                           $735,291,521.96
                  Age of the Pool (months)                                                                     6

             Delinquency Rate
                  Sum of Principal Balance of Accounts 30 or more Days Delinquent                 $23,322,800.60


             Default Rate
                  Cumulative balance of defaults as of the beginning of the current
                  Accounting Period                                                                $7,606,221.44

                  Sum of Principal Balances of Receivables that became Liquidated Receivables      $3,397,854.65
                       during the Monthly Period or that became Purchased Receivables during Monthly Period (if delinquent more than 30 days with respect to any portion of a Scheduled Payment at time of
                       purchase)

                  Cumulative balance of defaults as of the end of the current Accounting Period    $11,004,076.09

             Net Loss Rate
                  Cumulative net losses as of the preceding Accounting Date                         $3,440,445.45

                  Aggregate of Principal Balances as of the Accounting Date                         $3,397,854.65
                       (plus accrued and unpaid interest thereon to the end of the
                       Monthly Period) of all Receivables that became Liquidated
                       Receivables or that became Purchased Receivables and that were delinquent more than 30 days with respect to any portion of a
                       Scheduled Payment as of the Accounting Date

                  Liquidation Proceeds Received by Trust                                           $1,661,119.42

                  Cumulative net losses as of the current Accounting Date                          $5,177,180.68


                                 Page 7 (2000-1)